UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 8, 2005


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              Delaware                 0-25148               11-2974651
              --------                 -------               ----------
    (State or Other Jurisdiction     (Commission            (IRS Employer
          of Incorporation)           File No.)          Identification No.)


425B Oser Avenue, Hauppauge, New York                          11788
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     At a meeting of the Board of Directors on September 8, 2005, the Board of Directors of Global Payment Technologies Inc. ("the Company") approved the acceleration of the vesting of unvested stock options awarded to employees, officers and directors under the Company's stock option award programs. Shares received upon the exercise of accelerated options may not be sold prior to the earlier of the original vesting date or the recipient's termination of employment or service.

     Attached hereto as Exhibit 99.1 and incorporated by reference to this Item is the Company's September 9, 2005 press release announcing the acceleration of options as described above.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

          99.1    Press Release dated September 9, 2005

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2005

                        GLOBAL PAYMENT TECHNOLOGIES, INC.



                                     By: /s/ Thomas McNeill
                                     --------------------------------------
                                     Name: Thomas McNeill
                                     Title:  Vice President,
                                     Chief Financial Officer and Secretary

                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------
99.1              Press Release dated September 9, 2005.